FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               October 31, 1996
                                                 -------------------------------





                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)






              Virginia                   1-10524            54-0857512
State or other jurisdiction of         (Commission      (I.R.S. Employer
 incorporation of organization)        File Number)    Identification No.)






        10 South Sixth Street, Suite 203, Richmond, Virginia  23219-3802
                    (Address of principal executive offices)





Registrant's telephone number, including area code            (804) 780-2691
                                                   ---------------------------






                                   NO CHANGE
          (Former name or former address, if change since last report)

ITEM 5. OTHER EVENTS

During the nine month period ended September 30, 1996, the Company acquired 28 apartment communities containing 7,096 apartment homes at a total cost of $293.9 million, including closing costs. During 1995, the Company acquired 23 apartment communities containing 5,142 apartment homes at a total cost of $195.3 million, including closing costs. Information regarding unaudited pro forma results of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995, is included herein. Pro forma results for the 1996 period assumes the acquisition of an 18 apartment community portfolio ("Southeast Portfolio") containing 4,508 apartment homes at a total cost of $182.6 million, including closing costs, as if the acquisition had occurred on January 1, 1996. Pro forma results for the 1995 period assumes the acquisition of 13 apartment communities containing 2,147 apartment homes at a total cost of $98.6 million and the acquisition of the Southeast Portfolio , as if the acquisitions had occurred on January 1, 1995.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  Description                                    Location
(a)               Pro Forma Financial Information              4 through 14

                       UNITED DOMINION REALTY TRUST, INC.
                  CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


         The consolidated pro forma balance sheet at September 30, 1996 is not presented as all of the acquisitions reported on were purchased prior to September 30, 1996 and are reflected in the Company's unaudited consolidated balance sheet at September 30, 1996 included in the Company's quarterly report on Form 10-Q for the quarter then ended.

         The following consolidated pro forma statements of operations for the year ended December 31, 1995 and for the nine months ended September 30, 1996, assume the acquisition of the Southeast Portfolio and other acquisitions made during 1995 as if they had occurred at the beginning of each period presented.

         The consolidated pro forma statements of operations have been prepared by the management of the Company. The consolidated pro forma statements of operations are not necessarily indicative of the results that would have occurred had the acquisitions been completed on the dates indicated, nor are purported to be indicative of future results. The consolidated pro forma statements of operations should be read in conjunction with the Company's audited consolidated financial statements for the year ended December 31, 1995 (included in the Company's Form 10-K for the year ended December 31, 1995) and its unaudited consolidated financial statements as of September 30, 1996 and for the nine months then ended (included in the Company's Form 10-Q for the quarterly period ended September 30, 1996) and the accompanying notes thereto.

                       UNITED DOMINION REALTY TRUST, INC.
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996
                                   (UNAUDITED)
                      (In thousands, except per share data)





                                                                          NON-DEVELOPMENT                     DEVELOPMENT
                                                        NON-DEVELOPMENT      PROPERTIES     DEVELOPMENT        PROPERTIES
                                                           PROPERTIES       SOUTHEAST       PROPERTIES         SOUTHEAST
                                                           SOUTHEAST        PORTFOLIO        SOUTHEAST         PORTFOLIO
                                                           PORTFOLIO        PRO FORMA        PORTFOLIO         PRO FORMA      PRO
                                         HISTORICAL (1) ACQUISITION (9)  ADJUSTMENTS (12) ACQUISITION (10)  ADJUSTMENTS (12) FORMA
                                         -------------- ---------------  ---------------- ----------------  ---------------- -----
Income
  Rental income                              $175,119      $9,160         $2,265            $3,757            $929         $191,230
  Interest and other income                     1,197                                                                         1,197
                                            ----------------------------------------------------------------------------------------
                                              176,316       9,160          2,265             3,757             929          192,427
Expenses
  Rental expenses:
        Utilities                              12,810         662            164               219              54           13,909
        Repairs & maintenance                  29,847       1,146            283               316              78           31,670
        Real estate taxes                      12,698         651            161               321              79           13,910
        Property management                     4,192         452           (172)(13)          184             (70)(18)       4,586
        Other operating expenses               16,852         699            232 (14)          266              89 (19)      18,138
  Depreciation of real estate owned            33,711                      2,344 (15)                        1,316 (20)      37,371
  Interest                                     35,413                      4,566 (16)                        2,223 (21)      42,202
  General and administrative                    4,192                                                                         4,192
  Other depreciation and amortization             917                                                                           917
  Impairment loss on real estate
   held for disposition                           290                                                                           290
                                            ----------------------------------------------------------------------------------------
                                              150,922       3,610          7,578             1,306           3,769          167,185

Income before gains (losses) on sales of
  investments and minority interest of
  unitholders in operating partnership         25,394       5,550         (5,313)            2,451          (2,840)          25,242
Gains (losses) on sales of investments          2,176                                                                         2,176
Minority interest of unitholders in
  operating partnership                           (26)                                                                          (26)
                                            ----------------------------------------------------------------------------------------
Net income                                     27,544       5,550         (5,313)            2,451          (2,840)          27,392
Dividends to preferred shareholders             7,284                                                                         7,284
                                            ----------------------------------------------------------------------------------------
Net income available to common
  shareholders                                $20,260      $5,550        $(5,313)           $2,451         $(2,840)         $20,108
                                             =======================================================================================

Net income per common share                      $.36                                                                          $.34
                                              ========                                                                        =====
Distributions declared per common share          $.72                                                                          $.72
                                              ========                                                                        =====

Weighted average number of common shares
  outstanding                                  56,978                        774 (17)                          578 (22)      58,330



See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                  For the Twelve Months Ended December 31, 1995
                                   (Unaudited)
                (In thousands of dollars, except per share data)




                                                                               ACQUISITIONS
                                                                                PREVIOUSLY
                                                                               REPORTED ON      JUNE 30, 1995 AND
                                                                              FORM 8-K DATED    DECEMBER 28, 1995
                                                                            JUNE 30, 1995 AND     ACQUISITIONS          PRO FORMA
                                                                              FORM 8-K DATED        PRO FORMA          BEFORE 1996
                                                           HISTORICAL  (1)  DECEMBER 28, 1995 (2) ADJUSTMENTS (3)      ACQUISITIONS
                                                           ---------------  --------------------- ---------------      ------------
Income
    Rental Income                                                 $195,240             $6,519             $1,045            $202,804
    Interest and other income                                        1,692                                  (269)(4)           1,423
                                                                  ------------------------------------------------------------------
                                                                   196,932              6,519                776             204,227
Expenses
    Rental Expenses
         Utilities                                                  14,464                430                 64              14,958
         Repairs & maintenance                                      30,374                895                 98              31,367
         Real estate taxes                                          14,058                504                 67              14,629
         Property management                                         5,300                284                (25)(5)           5,559
         Other operating expenses                                   17,446                844                106              18,396
    Depreciation of real estate owned                               38,939                                 1,088 (6)          40,027
    Interest                                                        40,646                                   532 (7)          41,178
    General and administrative                                       4,865                                                     4,865
    Other depreciation and amortization                              1,103                                                     1,103
    Other expenses:
         Impairment loss on real estate held
           for disposition                                           1,700                                                     1,700
                                                                  ------------------------------------------------------------------
                                                                   168,895              2,957              1,930             173,782
                                                                  ------------------------------------------------------------------

Income before gains (losses) on sales of
   investments and extraordinary item                               28,037              3,562             (1,154)             30,445
Gains (losses) on sales of investments                               5,090                                                     5,090
                                                                  ------------------------------------------------------------------
Net income                                                          33,127              3,562             (1,154)             35,535
Dividends to preferred shareholders                                  6,637                                 2,599 (8)           9,236
                                                                  ------------------------------------------------------------------
Net income available to common shareholders                        $26,490             $3,562            ($3,753)            $26,299
                                                                  ==================================================================

Net income per common share                                          $0.50                                                     $0.50
                                                                  ==================================================================

Distributions declared per common share                              $0.90                                                     $0.90
                                                                  ==================================================================

Weighted average number of common shares
   outstanding                                                      52,781                                                    52,781








                                                                            NON-DEVELOPMENT                     DEVELOPMENT
                                          NON-DEVELOPMENT                      PROPERTIES     DEVELOPMENT       PROPERTIES
                                            PROPERTIES                         SOUTHEAST       PROPERTIES       SOUTHEAST
                                            SOUTHEAST        SOUTH HILLS       PORTFOLIO       SOUTHEAST         PORTFOLIO
                                            PORTFOLIO         PRO FORMA        PRO FORMA       PORTFOLIO         PRO FORMA    PRO
                                            ACQUISITION (9)   ADJUSTMENTS (11) ADJUSTMENTS    ACQUISITION (10)  ADJUSTMENTS  FORMA
                                           ----------------  ----------------- ------------   ----------------  -----------  -----
Income
    Rental Income                           $17,539              $52                             $5,011                     $225,406
    Interest and other income                                                                                                  1,423
                                            ----------------------------------------------------------------------------------------
                                             17,539               52                 0            5,011               0      226,829
Expenses
    Rental Expenses
         Utilities                            1,311                4                                319                       16,592
         Repairs & maintenance                2,632               13                                447                       34,459
         Real estate taxes                    1,303                5                                325                       16,262
         Property management                    866                3             ($436)(13)         231           ($108)(18)   6,115
         Other operating expenses             1,353                9                96 (14)         542              26 (19)  20,422
    Depreciation of real estate owned                                            3,780 (15)                       1,421 (20)  45,228
    Interest                                                                     7,362 (16)                       2,447 (21)  50,987
    General and administrative                                                                                                 4,865
    Other depreciation and amortization                                                                                        1,103
    Other expenses:
         Impairment loss on real estate
          held for disposition                                                                                                 1,700
                                            ----------------------------------------------------------------------------------------
                                              7,465               34            10,802            1,864           3,786      197,733
                                            ----------------------------------------------------------------------------------------
Income before gains (losses) on sales of
   investments and extraordinary item        10,074               18           (10,802)           3,147          (3,786)      29,096
Gains (losses) on sales of investments                                                                                         5,090
                                            ----------------------------------------------------------------------------------------
Net income                                   10,074               18           (10,802)           3,147          (3,786)      34,186
Dividends to preferred shareholders                                                                                            9,236
Net income available to common shareholders $10,074              $18          ($10,802)          $3,147         ($3,786)     $24,950
                                            ========================================================================================

Net income per common share                                                                                                    $0.46
                                            ========================================================================================
Distributions declared per common share                                                                                        $0.90
                                            ========================================================================================

Weighted average number of common shares
   outstanding                                                                     934 (17)                         441 (22)  54,156




See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
            NOTES TO CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND
                   THE TWELVE MONTHS ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

Basis of Presentation

For presentation purposes in the consolidated pro forma statements of operations on this Form 8-K, the Southeast Portfolio has been segregated into two components, the development properties and the non-development properties. There are 14 properties containing 3,196 units which are considered non-development properties and 4 properties containing 1,312 units which are considered development properties. The 14 non-development properties were built prior to 1995 and the four development properties had completed units available for occupancy at various times during 1995 and 1996. For each of the periods presented, the pro forma adjustments for the four development properties are determined based upon the weighted average balance of the purchase price outstanding. The weighted average balance of the purchase price outstanding was calculated by assuming the properties were financed and acquired by the Company on the dates on which certificates of occupancy were obtained for each unit during 1995 and 1996.

The accompanying consolidated pro forma statements of operations assume the following events occurred on the first day of each reporting period presented:
(i) the acquisition of four apartment communities previously reported on Form 8-K dated December 28, 1995, and (ii) the acquisition of nine apartment communities previously reported on Form 8-K dated June 30, 1995. For 1995, in connection with the acquisitions previously described, the pro forma statements of operations include the April 24, 1995 sale of 4.2 million shares of 9 1/4% Cumulative Redeemable Preferred Stock with a $25 liquidation preference value ("preferred stock"). Net proceeds from the sale of the preferred stock were used to fund the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and to temporarily repay in full, then existing bank debt until such time additional acquisitions were completed. Of the 4.2 million shares sold, 2.7 million shares were assumed to be used to acquire the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and 878,589 shares were assumed to have been used to acquire Hunters Ridge Apartments and Mallards of Wedgewood Apartments (two of the properties included in the acquisitions previously reported on Form 8-K dated December 28, 1995). Therefore, such consolidated pro forma statements of operations assume the issuance of 3.6 million shares of preferred stock from the period January 1, 1995 to April 24, 1995 for the twelve months ended December 31, 1995. In addition, the consolidated pro forma statements of operations assume the acquisition of the 14 non-development apartment communities contained in the Southeast Portfolio as if it had occurred on the first day of each reporting period presented. The pro forma statements of operations include the effect of debt and equity incurred in connection with the acquisition of the 14 non-development apartment communities contained in the Southeast Portfolio which includes: (i) bank lines of credit of approximately $14.0 million with a weighted average interest rate of 6.01% (the Company's market interest rate on short-term bank borrowings in effect at the time of the acquisition), (ii) the assumption of secured debt encumbering the properties in the aggregate amount of approximately $75.2 million with a weighted average interest rate of 7.30%,
(iii) Seller financing of approximately $13.9 million bearing interest of 7.10%, and (iv) the issuance of approximately 934,000 newly issued shares of the Company's common stock valued at $13.50 (the closing sales price of the Company's common stock on the date of acquisition) per share for total consideration of $12.6 million. The consolidated pro forma statements of operations also assume the acquisition of the four development apartment communities contained in the Southeast Portfolio. The pro forma statements of operations include the effects of debt and equity incurred in connection with the acquisition of the four development apartment communities contained in the Southeast Portfolio which includes: (i) bank lines of credit of approximately $11.2 million with a weighted average interest rate of 6.01% (the Company's market interest rate on short-term bank borrowings in effect at the time of the acquisition), (ii) the assumption of secured debt encumbering the properties in the aggregate amount of approximately $34.6 million with a weighted average interest rate of 6.59%, (iii) Seller financing of approximately $11.1 million bearing interest of 7.10% and (iv) the issuance of approximately 746,000 newly issued shares of the Company's common stock valued at $13.50 per share (the closing sales price of the Company's common stock on the date of acquisition) for total consideration of $10.1 million.

The assumption of secured debt encumbering the properties consists of the following: (i) four mortgage notes payable encumbering specific properties aggregating $38.6 million, (ii) a $40 million secured senior credit facility with Wachovia Bank and (iii) a $31.2 million secured senior credit facility with First Union National Bank, as follows:

Specific Mortgage or Construction Notes Payable:

                                         Loan                     Interest
Property Name                           Amount                     Rate
Cape Harbor*                          $  9,500,000               6.531% (Variable-LIBOR + 1%)
The Village at Cliffdale                10,509,232               7.875%
Rivergate                                9,837,246               8.000%
Morganton Place                          8,739,750               6.531% (Variable-LIBOR + 1%)
                                      -------------
                                       $38,586,228
                                       ============

*Construction Note Payable

Cross-Collateralize Secured Notes Payable:

                                                 Loan                  Interest
Lender                                          Amount                    Rate
Wachovia Bank**                             $10,000,000                7.14% (a)
Wachovia Bank**                               5,000,000                6.98% (a)
Wachovia Bank**                              25,000,000                6.53% (Variable-LIBOR +1%)
First Union National Bank***                 20,000,000                7.75% (a)
First Union National Bank***                  5,000,000                7.38% (a)
First Union National Bank***                  5,000,000                7.50% (a)
First Union National Bank***                  1,232,805                6.61% (Variable-LIBOR +1.18%)
                                              -----------
                                            $71,232,805
                                            -------------
Total Mortgage Notes Payable               $109,819,033
                                           =============

** The $40 million Wachovia Bank senior credit facility is secured by six properties contained in the Southeast Portfolio. For purposes of this Form 8- K, LIBOR is assumed to be 5.53% which represents the 3 month LIBOR on August 15, 1996, the date of the acquisition. There are two related interest rate swap agreements with Wachovia Bank in the aggregate notional amount of $15 million under which the Company pays a fixed-rate of interest and receives a variable-rate on the notional amounts. The interest rate swaps effectively change the Company's interest rate exposure from a variable-rate to a fixed-rate of 7.09% (weighted average) on $15 million of the $40 million senior credit facility.

*** The $31.2 million First Union National Bank senior credit facility is secured by seven properties contained in the Southeast Portfolio. For purposes of this Form 8- K, LIBOR is assumed to be 5.43% which represents the 1 month LIBOR on August 15, 1996, the date of the acquisition. There are three interest rate swap agreements with First Union National Bank in the aggregate notional amount of $30 million under which the Company pays a fixed-rate of interest and receives a variable-rate on the notional amounts. The interest rate swaps effectively change the Company's interest rate exposure from a variable-rate to a fixed-rate of 7.65% (weighted average) on $30 million of the $31.2 million senior credit facility.

The unaudited pro forma statements of operations are not necessarily indicative of what the Company's results would have been for the nine months ended September 30, 1996 and for the year ended December 31, 1995 if the acquisitions had been consummated at the beginning of each period presented, nor do they purport to be indicative of the results of operations or financial position in future periods.

(1) Represents the Company's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the nine months ended September 30, 1996 and its Annual Report on Form 10-K for the year ended December 31, 1995.

(2) Amounts appearing under the column entitled "Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and Form 8-K dated December 28, 1995" give effect to significant acquisitions that have been previously reported to the Securities and Exchange Commission by the Company on Form 8-K dated June 30, 1995 and Form 8-K dated December 28, 1995. A reconciliation of net income for the twelve months ended December 31, 1995 is as follows:

                                                                Net Income
                                    Filing to Update          Twelve Months
         8-K Filed                           8-K              (In thousands)
         ---------                  ------------------       ---------------
         June 30, 1995                      N/A               $    1,821
         December 28, 1995                 8-K/A                   1,741
                                                                   -----
                                                              $    3,562
                                                                   =====

(3) Represents operations of the Acquisitions Previously Reported on Form 8-K Dated June 30, 1995 for the 33 day period from April 1, 1995 to May 3, 1995, which represents the period not owned by the Company during the second quarter of 1995 (based on the operating statements of the properties for the stub period January 1, 1995 to March 31, 1995). The unaudited combined statements of rental operations were for the stub period January 1, 1995 to March 31, 1995.

(4) Reflects the reduction of interest income associated with the use of short-term investments to acquire Hunters Ridge Apartments (66 of the 365 days during 1995) and Mallards of Wedgewood Apartments (93 of the 365 days during 1995) at market interest rates in effect at the time of the acquisition. As discussed in the "Basis of Presentation", Hunters Ridge Apartments and Mallards of Wedgewood Apartments were assumed to have been acquired with 878,589 shares of the preferred stock. The net proceeds from the sale of the preferred stock were received on April 24, 1995 and were temporarily invested in short-term investments until such time as these acquisitions occurred.

                                               Purchase              Interest         Interest Income
         Property                                Price                 Rate             Adjustment
         --------                           -----------------          ------           ------------
         Hunters Ridge                      $13,403,983                6.17%            $  149,544
         Mallards of Wedgewood                7,823,950                6.00%               119,610
                                            -------------                               ----------
                                            $21,227,933                                 $  269,154
                                            ===========                                 ==========

(5) Reflects the net reduction in property management fees for the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and Form 8-K dated December 28, 1995. The Company internally managed its apartment portfolio at a then assumed cost of approximately 3.5% of rental income (based on 1994 actual information). The Company uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee. As documented in Notes 13 and 18, based upon 1995 actual information, the Company internally managed its apartment properties at an assumed cost of approximately 2.5% of rental income. The decrease in the management fee from 3.5% in 1994 to 2.5% in 1995 was a result of the economies of scale and efficiencies the Company achieved due to the significant growth experienced by the Company during this same time.

(6) Reflects the net adjustments to depreciation expense to record the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 and December 28, 1995 at the beginning of each period presented. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements over 15 years based upon the initial cost of the Acquisitions Previously Reported on Form 8-K dated June 30, 1995 of $65.7 million and Acquisitions Previously Reported on Form 8-K dated December 31, 1995 of $32.9 million. The allocation and estimated useful lives are as follows:

         Acquisitions Previously Reported on Form 8-K dated June 30, 1995:

                                                               Estimated                Twelve Month
                                     Allocation of            Useful Life               Depreciation
                                    Purchase Price              In Years                 Adjustment**
                                    --------------            ------------             ---------------
         Building                   $ 50,495,338                   35                   $    492,931
         Other Improvements            2,916,939                   15                         66,441
         Land                         12,292,524                   N\A                            --
                                       ----------                                        -----------
                                    $ 65,704,801                                         $   559,372
                                     ============                                        ===========

** The Acquisitions Previously Reported on Form 8-K Dated June 30, 1995 were purchased by the Company on May 4, 1995, as such, the depreciation adjustment for the twelve months ended December 31, 1995 is computed for the 123 day period (out of 360 days) the properties were not owned by the Company.

         Acquisitions Previously Reported on Form 8-K dated  December 28, 1995:

                                                               Estimated                  Twelve Month
                                    Allocation of             Useful Life                  Depreciation
                                    Purchase Price              In Years                    Adjustment**
                                    --------------            ------------              -----------------
         Building                   $ 25,438,503                   35                    $    442,549
         Other Improvements            2,138,662                   15                          86,814
         Land                          5,290,780                   N\A                             --
                                    ------------                                        --------------
                                    $ 32,867,945                                         $    529,363
                                    ============                                        =============

         Total                      $ 98,572,746                                         $  1,088,735
                                    ============                                         ============

** The Acquisitions Previously reported on Form 8-K Dated December 28, 1995 were purchased by the Company at various times during the second and third quarters of 1995. The depreciation adjustment is computed for each property based on the number of days the properties were not owned by the Company. The weighted average number of days the properties were not owned by the Company during 1995 was 219.20 days (out of 360 days).

(7) Reflects the additional interest expense associated with the Acquisitions Previously Reported on Form 8-K dated December 28, 1995 as follows: (i) variable-rate bank debt aggregating $2.7 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition, (ii) the assumption of a fixed-rate mortgage note in the amount of $3.3 million bearing interest of 7.6% in connection with the acquisition of Marble Hill Apartments and (iii) the assumption of a $5.6 million variable-rate tax-exempt housing bond bearing interest of 5.14% in connection with the acquisition of Andover Place Apartments.

                                                                                        Twelve Month
                                                         Amount         Interest           Interest
         Property          Type of Debt                   Debt          Rate            Adjustment**
         --------          ------------              ---------------   -------          -------------
         Marble Hill       Bank Debt                 $ 2,629,662       6.48%             $ 126,517
         Marble Hill       Mortgage Debt               3,344,066       7.60%               188,697
         Andover Place     Bank Debt                      46,284       6.48%                 2,227
         Andover Place     Tax-Exempt Bonds            5,620,000       5.14%               214,475
                                                       ---------       -----            -----------
                                                     $11,640,012                         $ 531,916
                                                     =============                      ==========

** For the twelve months ended December 31, 1995, the interest expense adjustment is for 271 days (based on a 365 day year) as the properties were purchased on September 28, 1995.

 (8) Reflects the adjustment to net income to record dividends paid to preferred shareholders on 3,598,001 shares of preferred stock in calculating net income available to common shareholders for the 114 day period (out of 365 days) from the period January 1, 1995 to April 24, 1995 for the twelve months ended December 31, 1995.

(9) Represents the actual results of operations for the 14 properties containing 3,196 units which are considered non-development properties. A reconciliation of the combined rental operations of the development and non-development properties to the audited combined results of operations for the twelve months ended December 31, 1995 and the unaudited combined results of operations for the six months ended June 30, 1996, as appearing in Form 8-K dated August 15, 1996, is as follows:

                                                       Net Income                Net Income
                                                       Twelve Months             Six Months
         Properties                                       (In 000's)                (In 000's)
         ----------                                  ----------------           --------------
         Development Properties                      $        3,147             $      2,451
         Non-Developmement Properties                        10,074                    5,550
                                                             ------                     -----
                                                      $      13,221              $     8,001
                                                           ========                   =======

(10) Represents the actual results of operations for the 4 properties containing 1,312 units which are considered development properties for the six month period ended June 30, 1996. See Note 9 above.

(11) Represents operations of South Hills Apartments for the 29 day period from January 1, 1995 to January 29, 1995, which represents the period not owned by the Sellers of the Southeast Portfolio during 1995 (based on the unaudited operating statement of the property for the stub period January 30, 1995 to December 31 , 1995).

(12) Represents the pro forma results of operations for the 14 non-development properties and the four development properties for the the 45 day period from July 1, 1996 to August 15, 1996, which was the period that the properties were not owned by the Company during the quarter ended September 30, 1996 (based on the unaudited combined statement of rental operations for the 182 day stub period from January 1, 1996 to June 30, 1996). The unaudited combined statement of rental operations was for the stub period January 1, 1996 to June 30, 1996, as appearing in Form 8-K dated August 15, 1996 (See Notes 9 and 10 above).

(13) Reflects the net decrease in property management fees for the non-development properties. The Company internally manages its apartment properties at an assumed cost of approximately 2.5% of rental income (based upon 1995 actual information). The Company uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(14) Represents the net increase in insurance expense to reflect that the Company insures its apartments for approximately $29.97 per unit more than the historical insurance expense of the 3,196 apartment units for the the non-development properties contained in Southeast Portfolio (the nine months ended September 30, 1996, includes a pro forma adjustment for 227 out of 366 days).

(15) Reflects the net adjustments to depreciation expense to record the non-development properties in the Southeast Portfolio acquisition at the beginning of each period presented. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocation of the Southeast Portfolio. Buildings have been depreciated over 35 years and other improvements over a weighted average life of 7.1622 years based upon the initial cost of the non-development properties in the Southeast Portfolio of $115.7 million. The allocation and useful lives are as follows for the nondevelopment properties:

                                                                                Twelve Months       Nine Months
                                    Allocation of             Useful Life         Depreciation      Depreciation
                                    Purchase Price             In Years            Adjustment**      Adjustment**
                                    --------------            -----------       ----------------    -------------
         Building                     $ 96,637,354                 35              $ 2,761,067      $   1,712,465
         Other Improvements              7,296,003             7.1622                1,018,681            631,805
         Land                           11,739,024               N\A                        --                --
                                        ----------                             ----------------------------------
                                      $115,672,381                                 $ 3,779,748      $   2,344,270
                                      ============                                  ===========      =============

** The nine months ended September 30, 1996, includes a pro forma adjustment for 227 out of 366 days. The twelve months ended December 31, 1995 includes a pro forma adjustment for the full year.

(16) Reflects the additional interest expense associated with the acquisition of the non-development properties contained in the Southeast Portfolio as follows: (i) variable-rate bank debt aggregating $14.0 million used to fund the acquisition at assumed interest rates equal to market rates in effect at the time of the acquisition of 6.01%, (ii) the assumption of secured debt in the amount of $75.2 million which includes two mortgage notes aggregating $20.3 million and seven cross-collateralized notes aggregating $54.9 million with a weighted average interest rate of 7.36%, and (iii) the issuance of a fixed-rate $13.9 million note to the Seller of the Southeast Portfolio bearing interest of 7.10%.

                                                Weighted
                                                Average       Twelve Month              Nine Month
                                                Interest      Interest Expense       Interest Expense
         Type of Debt           Amount             Rate        Adjustment**             Adjustment**
         ------------      ---------------    -------------   -------------          ---------------
         Bank Lines        $ 13,982,880         6.01%         $   840,371              $    521,214
         Secured Debt*       75,175,680         7.36%           5,534,563                 3,432,639
         Note to Seller      13,902,591         7.10%             987,084                   612,208
                            -------------                     --------------            --------------
                           $103,061,151                       $ 7,362,018              $  4,566,061
                           ============                       ============              =============

** The nine months ended September 30, 1996, includes a pro forma adjustment for 227 out of 366 days. The twelve months ended December 31, 1995 includes a pro forma adjustment for the full year.

(17) Represents the issuance of 934,165 shares of the Company's common stock to the Seller of the Southeast Portfolio at $13.50 per share attributable to the non-development properties in the Southeast Portfolio based upon the aggregate allocated purchase price. The shares are assumed to have been outstanding from the beginning of each period presented. The nine months ended September 30, 1996, includes a pro forma adjustment for 227 out of 274 days. The twelve months ended December 31, 1995 includes a pro forma adjustment for the full year.

(18) Reflects the net decrease in property management fees for the development properties. The Company internally manages its apartment properties at an assumed cost of approximately 2.5% of rental income (based upon 1995 actual information). The Company uses 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(19) Represents the net increase in insurance expense to reflect that the Company insures its apartments for approximately $29.97 per unit more than the historical insurance expense of the 1,312 apartment units for the development properties contained in Southeast Portfolio. Since the four development properties were under various stages of construction during 1995 and 1996, the weighted average number of units outstanding for both periods presented is used in the calculation of the insurance expense pro forma adjustment. For the twelve months ended December 31, 1995, and the nine months ended September 30, 1996, the weighted average number of development units outstanding was 861 and 1,241 (the nine months ended September 30, 1996, includes a pro forma adjustment for 227 out of 366 days), respectively.

(20) Reflects the net adjustments to depreciation expense to record the development properties in the Southeast Portfolio acquisition at the beginning of each period presented. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the Southeast Portfolio. Buildings have been depreciated over 35 years and other improvements over a weighted average life of 6.7 years based upon the initial cost of the development properties in the Southeast Portfolio of $67.0 million. The allocation and useful lives are as follows for the development properties:

         For the twelve months ended December 31, 1995:

                                         Weighted Average                     Twelve Months
                           Allocation of   Allocation of    Useful Life        Depreciation
                           Purchase Price Purchase Price**   In Years           Adjustment** *
                           -------------- ----------------- ------------      ----------------
         Building          $   57,967,420   $37,151,197          35           $ 1,061,463
         Other Improvements     4,048,512     2,408,985         6.7               359,550
         Land                   4,952,938     2,938,969         N\A                   --
                            -------------  ------------                      ------------
                            $  66,968,870   $42,499,151                       $ 1,421,013
                            =============   ===========                       ===========

         For the nine months ended September 30, 1996:

                                          Weighted Average                      Nine Months
                           Allocation of     Allocation of    Useful Life       Depreciation
                           Purchase Price  Purchase Price**   In Years          Adjustment***
                           --------------  ----------------   -----------       -------------
         Building          $   57,967,420   $54,604,690           35            $   967,624
         Other Improvements     4,048,512     3,768,179          6.7                348,820
         Land                   4,952,938     4,623,032          N\A                     --
                              ----------- -------------                       ---------------
                            $  66,968,870   $62,995,901                         $ 1,316,444
                            =============   ===========                         ===========

** Since the four development properties were under various stages of construction during 1995 and 1996, the weighted average balance of the purchase price outstanding for both periods presented is used in the calculation for the depreciation expense pro forma adjustment.

*** The nine months ended September 30, 1996, includes a pro forma adjustment for 227 out of 366 days. The twelve months ended December 31, 1995 includes a pro forma adjustment for the full year.

(21) Reflects the additional interest expense associated with the acquisition of the development properties contained in the Southeast Portfolio as follows: (i) additional bank debt aggregating $11.2 million used to fund the acquisition at assumed interest rates equal to market rates in effect at the time of the acquisition of 6.01%, (ii) the assumption of various secured debt aggregating $34.6 million bearing a weighted average interest rate of 6.76% which includes one mortgage note, one construction note and seven cross- collateralized notes (See Note 3 of the Notes to the Consolidated Balance Sheet) and
         (iii) the issuance of a fixed-rate $11.1 million note to the Seller of the Southeast Portfolio bearing interest of 7.10%.

         For the twelve months ended December 31, 1995:

                                                                                     Twelve Months
         Development                        Weighted Average    Weighted Average   Interest Expense
         Property             Total Debt     Debt Outstanding     Interest Rate      Adjustment**
         --------------       ----------    -----------------   ----------------   ----------------
         Morganton Place    $ 12,386,796    $   11,264,470        6.537781%        $      736,446
         Lake Brandt          12,000,041         7,495,453        7.016978%               525,954
         Cape Harbor          16,733,447         2,868,373        6.540838%               187,616
         Stonesthrow          15,781,975        14,919,438        6.684529%               997,294
                           -------------    --------------                         --------------
                           $  56,902,259    $   36,547,734                          $   2,447,310
                           =============    ==============                         ==============

         For the nine months ended September 30, 1996:

         Development                        Weighted Average  Weighted Average  Interest Expense
         Property            Total Debt     Debt Outstanding    Interest Rate     Adjustment**
         -------------       ----------     ----------------  ----------------  ----------------
         Morganton Place    $ 12,386,796    $    12,386,796        6.537781%    $    502,266
         Lake Brandt          12,000,041         12,000,041        7.016978%         522,249
         Cape Harbor          16,733,447         13,410,168        6.540838%         544,017
         Stonesthrow          15,781,975         15,781,975        6.684529%         654,300
                           -------------    ---------------                     ------------
                           $  56,902,259    $    53,578,980                      $ 2,222,832
                           =============    ===============                      ===========

** Since the four development properties were under various stages of construction during 1995 and 1996, the interest expense pro forma adjustment is based on the weighted average amount of debt outstanding as determined by the weighted average balance of the purchase price outstanding during each of the periods presented. For the nine months ended September 30, 1996, the interest expense adjustment is calculated on 227 out of 366 days.

(22) Represents the issuance of 745,675 shares of the Company's common stock to the Seller of the Southeast Portfolio at $13.50 per share attributable to the development properties in the Southeast Portfolio based on the aggregate allocated purchase price. The shares are assumed to have been issued and outstanding from the earlier of the beginning of each period presented or the date on which certificates of occupancy were granted for each unit contained in the development properties. For the twelve months ended December 31, 1995 and the nine months ended September 30, 1996, based upon the weighted average balance of the purchase price outstanding during 1995 and 1996, the weighted average days the stock is assumed to have been outstanding is
         215.79 (out of 365 days) and 175.92  (out of 227 days), respectively.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UNITED DOMINION REALTY TRUST, INC.



Date:     October 31, 1996                  /s/ James Dolphin
     -------------------------------        ------------------------------------
                                            James Dolphin, Senior Vice President
                                                     Chief Financial Officer


Date:      October 31, 1996                 /s/ Jerry A. Davis
     -------------------------------        ------------------------------------
                                            Jerry A. Davis, Vice President
                                                     Corporate Controller